Investment Income	12 Months Ended
Jun. 30, 2024
Analysis of income and expense [abstract]
Investment Income	Investment income
Accounting policy
Interest income is recognised on the effective interest method, taking into account the principal outstanding and the effective rate over the period to maturity, when it is determined that such income will accrue to the group. Dividend income is recognised when the shareholder's right to receive payment is established. This is recognised at the last date of registration.

Cash flows from interest and dividends received are classified under operating activities in the cash flow statement.

	SA Rand
Figures in million	2024	2023	2022
Interest income from financial assets at amortised cost (a)	690	425	276
Dividend income	15	19	24
Net gain on financial instruments (b)	104	219	52
Total investment income	809	663	352

(a)    Interest income increased during 2024 mainly due to highly favourable balances of restricted cash and investments as well as cash on hand and call, as well as higher interest rates on these balances.

(b)    The net gain primarily relates to the environmental trust funds (refer to note 15) and the ARM BBEE Trust loan (refer to note 16). In 2024, fair value gains on the equity-linked deposits that form part of restricted investments decreased by R89 million mainly due to the performance of the JSE Top 40 index to which they are linked.